                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS that the undersigned officer or director of CSX CORPORATION, a Virginia corporation (the "Corporation"), hereby constitutes and appoints each of Mark G. Aron, James L. Ross, Alan A. Rudnick and Peter J. Shudtz his or her true and lawful attorneys-in-fact and agents, for him or her and in his or her name, place and stead to sign and file Joint Proxy Statement/Registration Statement on Form S-4 under the Securities Act of 1933, as amended, registering securities of the Corporation which may be issued as described therein in connection with the proposed merger involving CSX Corporation and Conrail Inc., with power to sign and file any amendment or amendments, including post-effective amendments thereto, with all exhibits thereto and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 4th day of December, 1996.


Name


Elizabeth E. Bailey
------------------------------
Please print


/s/ Elizabeth E. Bailey
------------------------------
Signature

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS that the undersigned officer or director of CSX CORPORATION, a Virginia corporation (the "Corporation"), hereby constitutes and appoints each of Mark G. Aron, James L. Ross, Alan A. Rudnick and Peter J. Shudtz his or her true and lawful attorneys-in-fact and agents, for him or her and in his or her name, place and stead to sign and file Joint Proxy Statement/Registration Statement on Form S-4 under the Securities Act of 1933, as amended, registering securities of the Corporation which may be issued as described therein in connection with the proposed merger involving CSX Corporation and Conrail Inc., with power to sign and file any amendment or amendments, including post-effective amendments thereto, with all exhibits thereto and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 4th day of December, 1996.


Name


ROBERT L. BURRUS, JR.
------------------------------
Please print


/s/ ROBERT L. BURRUS, JR.
------------------------------
Signature

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS that the undersigned officer or director of CSX CORPORATION, a Virginia corporation (the "Corporation"), hereby constitutes and appoints each of Mark G. Aron, James L. Ross, Alan A. Rudnick and Peter J. Shudtz his or her true and lawful attorneys-in-fact and agents, for him or her and in his or her name, place and stead to sign and file Joint Proxy Statement/Registration Statement on Form S-4 under the Securities Act of 1933, as amended, registering securities of the Corporation which may be issued as described therein in connection with the proposed merger involving CSX Corporation and Conrail Inc., with power to sign and file any amendment or amendments, including post-effective amendments thereto, with all exhibits thereto and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this ___ day of December, 1996.

Name


BRUCE C. GOTTWALD
------------------------------
Please print


/s/ BRUCE C. GOTTWALD
------------------------------
Signature

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS that the undersigned officer or director of CSX CORPORATION, a Virginia corporation (the "Corporation"), hereby constitutes and appoints each of Mark G. Aron, James L. Ross, Alan A. Rudnick and Peter J. Shudtz his or her true and lawful attorneys-in-fact and agents, for him or her and in his or her name, place and stead to sign and file Joint Proxy Statement/Registration Statement on Form S-4 under the Securities Act of 1933, as amended, registering securities of the Corporation which may be issued as described therein in connection with the proposed merger involving CSX Corporation and Conrail Inc., with power to sign and file any amendment or amendments, including post-effective amendments thereto, with all exhibits thereto and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 5th day of December, 1996.


Name


JOHN R. HALL
------------------------------
Please print


/s/ JOHN R. HALL
------------------------------
Signature

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS that the undersigned officer or director of CSX CORPORATION, a Virginia corporation (the "Corporation"), hereby constitutes and appoints each of Mark G. Aron, James L. Ross, Alan A. Rudnick and Peter J. Shudtz his or her true and lawful attorneys-in-fact and agents, for him or her and in his or her name, place and stead to sign and file Joint Proxy Statement/Registration Statement on Form S-4 under the Securities Act of 1933, as amended, registering securities of the Corporation which may be issued as described therein in connection with the proposed merger involving CSX Corporation and Conrail Inc., with power to sign and file any amendment or amendments, including post-effective amendments thereto, with all exhibits thereto and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 4th day of December, 1996.


Name


ROBERT D. KUNISCH
------------------------------
Please print


/s/ ROBERT D. KUNISCH
------------------------------
Signature

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS that the undersigned officer or director of CSX CORPORATION, a Virginia corporation (the "Corporation"), hereby constitutes and appoints each of Mark G. Aron, James L. Ross, Alan A. Rudnick and Peter J. Shudtz his or her true and lawful attorneys-in-fact and agents, for him or her and in his or her name, place and stead to sign and file Joint Proxy Statement/Registration Statement on Form S-4 under the Securities Act of 1933, as amended, registering securities of the Corporation which may be issued as described therein in connection with the proposed merger involving CSX Corporation and Conrail Inc., with power to sign and file any amendment or amendments, including post-effective amendments thereto, with all exhibits thereto and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 5th day of December, 1996.


Name


HUGH L. McCOLL, JR.
------------------------------
Please print


/s/ HUGH L. McCOLL, JR.
------------------------------
Signature

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS that the undersigned officer or director of CSX CORPORATION, a Virginia corporation (the "Corporation"), hereby constitutes and appoints each of Mark G. Aron, James L. Ross, Alan A. Rudnick and Peter J. Shudtz his or her true and lawful attorneys-in-fact and agents, for him or her and in his or her name, place and stead to sign and file Joint Proxy Statement/Registration Statement on Form S-4 under the Securities Act of 1933, as amended, registering securities of the Corporation which may be issued as described therein in connection with the proposed merger involving CSX Corporation and Conrail Inc., with power to sign and file any amendment or amendments, including post-effective amendments thereto, with all exhibits thereto and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 5th day of December, 1996.


Name


JAMES W. McGLOTHLIN
------------------------------
Please print


/s/ JAMES W. McGLOTHLIN
------------------------------
Signature

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS that the undersigned officer or director of CSX CORPORATION, a Virginia corporation (the "Corporation"), hereby constitutes and appoints each of Mark G. Aron, James L. Ross, Alan A. Rudnick and Peter J. Shudtz his or her true and lawful attorneys-in-fact and agents, for him or her and in his or her name, place and stead to sign and file Joint Proxy Statement/Registration Statement on Form S-4 under the Securities Act of 1933, as amended, registering securities of the Corporation which may be issued as described therein in connection with the proposed merger involving CSX Corporation and Conrail Inc., with power to sign and file any amendment or amendments, including post-effective amendments thereto, with all exhibits thereto and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 3rd day of December, 1996.


Name


SOUTHWOOD J. MORCOTT
------------------------------
Please print


/s/ SOUTHWOOD J. MORCOTT
------------------------------
Signature

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS that the undersigned officer or director of CSX CORPORATION, a Virginia corporation (the "Corporation"), hereby constitutes and appoints each of Mark G. Aron, James L. Ross, Alan A. Rudnick and Peter J. Shudtz his or her true and lawful attorneys-in-fact and agents, for him or her and in his or her name, place and stead to sign and file Joint Proxy Statement/Registration Statement on Form S-4 under the Securities Act of 1933, as amended, registering securities of the Corporation which may be issued as described therein in connection with the proposed merger involving CSX Corporation and Conrail Inc., with power to sign and file any amendment or amendments, including post-effective amendments thereto, with all exhibits thereto and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 4th day of December, 1996.


Name


Charles E. Rice
------------------------------
Please print


/s/ Charles E. Rice
------------------------------
Signature

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS that the undersigned officer or director of CSX CORPORATION, a Virginia corporation (the "Corporation"), hereby constitutes and appoints each of Mark G. Aron, James L. Ross, Alan A. Rudnick and Peter J. Shudtz his or her true and lawful attorneys-in-fact and agents, for him or her and in his or her name, place and stead to sign and file Joint Proxy Statement/Registration Statement on Form S-4 under the Securities Act of 1933, as amended, registering securities of the Corporation which may be issued as described therein in connection with the proposed merger involving CSX Corporation and Conrail Inc., with power to sign and file any amendment or amendments, including post-effective amendments thereto, with all exhibits thereto and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 4th day of December, 1996.


Name


William G. Richardson
------------------------------
Please print


/s/ William G. Richardson
------------------------------
Signature

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS that the undersigned officer or director of CSX CORPORATION, a Virginia corporation (the "Corporation"), hereby constitutes and appoints each of Mark G. Aron, James L. Ross, Alan A. Rudnick and Peter J. Shudtz his or her true and lawful attorneys-in-fact and agents, for him or her and in his or her name, place and stead to sign and file Joint Proxy Statement/Registration Statement on Form S-4 under the Securities Act of 1933, as amended, registering securities of the Corporation which may be issued as described therein in connection with the proposed merger involving CSX Corporation and Conrail Inc., with power to sign and file any amendment or amendments, including post-effective amendments thereto, with all exhibits thereto and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 4th day of December, 1996.


Name


Frank S. Royal
------------------------------
Please print


/s/ Frank S. Royal
------------------------------
Signature

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS that the undersigned officer or director of CSX CORPORATION, a Virginia corporation (the "Corporation"), hereby constitutes and appoints each of Mark G. Aron, James L. Ross, Alan A. Rudnick and Peter J. Shudtz his or her true and lawful attorneys-in-fact and agents, for him or her and in his or her name, place and stead to sign and file Joint Proxy Statement/Registration Statement on Form S-4 under the Securities Act of 1933, as amended, registering securities of the Corporation which may be issued as described therein in connection with the proposed merger involving CSX Corporation and Conrail Inc., with power to sign and file any amendment or amendments, including post-effective amendments thereto, with all exhibits thereto and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this ___ day of December, 1996.


Name


John W. Snow
------------------------------
Please print


/s/ John W. Snow
------------------------------
Signature

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS that the undersigned officer or director of CSX CORPORATION, a Virginia corporation (the "Corporation"), hereby constitutes and appoints each of Mark G. Aron, James L. Ross, Alan A. Rudnick and Peter J. Shudtz his or her true and lawful attorneys-in-fact and agents, for him or her and in his or her name, place and stead to sign and file Joint Proxy Statement/Registration Statement on Form S-4 under the Securities Act of 1933, as amended, registering securities of the Corporation which may be issued as described therein in connection with the proposed merger involving CSX Corporation and Conrail Inc., with power to sign and file any amendment or amendments, including post-effective amendments thereto, with all exhibits thereto and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 3rd day of December, 1996.


Name


Paul R. Goodwin
------------------------------
Please print


/s/ Paul R. Goodwin
------------------------------
Signature

                               POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS that the undersigned officer or director of CSX CORPORATION, a Virginia corporation (the "Corporation"), hereby constitutes and appoints each of Mark G. Aron, Alan A. Rudnick and Peter J. Shudtz his or her true and lawful attorneys-in-fact and agents, for him or her and in his or her name, place and stead to sign and file Joint Proxy Statement/Registration Statement on Form S-4 under the Securities Act of 1933, as amended, registering securities of the Corporation which may be issued as described therein in connection with the proposed merger involving CSX Corporation and Conrail Inc., with power to sign and file any amendment or amendments, including post-effective amendments thereto, with all exhibits thereto and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 8th day of January 1997.


Name


     James L. Ross
------------------------------
Please print


/s/ James L. Ross
------------------------------
Signature